FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of August 30, 2012 by and among ALASKA AIRLINES, INC., an Alaska corporation (the “Borrower”), CITIBANK, N.A., as Administrative Agent and as a Lender, and the other Lenders signatory hereto.
W I T N E S S E T H:
WHEREAS, Borrower, the Administrative Agent and the other Lenders from time to time party thereto are parties to that certain Credit Agreement dated as of March 31, 2010 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement); and
WHEREAS, Borrower has requested that the Administrative Agent and Lenders amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders signatory hereto are willing to do so, on the terms set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:
1. Amendments to Credit Agreement. Upon satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:
a. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined terms to read in their entirety as follows:
“Applicable Rate” means the following percentages per annum:
(A) from and including the Closing and prior to the First Amendment Date (i) with respect to the Commitment Fee, 0.75%; (ii) with respect to the Eurodollar Rate, 4.00%; and (iii) with respect to the Base Rate, 3.00% and
(B) from and including the First Amendment Date and at all times thereafter, (i) with respect to the Commitment Fee, 0.425%; (ii) with respect to the Eurodollar Rate, 3.50%; and (iii) with respect to the Base Rate, 2.50%.

“Maturity Date” means August 30, 2015.
b. Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new defined term in its alphabetical order, which shall read in its entirety as follows:
“First Amendment Date” means August 30, 2012.
c. Section 3.04 of the Credit Agreement is hereby amended by inserting the following new subsection (e) therein, which shall read in its entirety as follows:
“(e) Dodd-Frank/Basel III. Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the
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Basel Committee on Banking Supervision (or any successor or similar authority) or the United States of America or foreign regulatory authorities, in each case in respect of this clause (ii) pursuant to Basel III, shall, in each case, be deemed to be a Change in Law (to the extent such Change in Law is applicable under Section 3.04 or the definition of the term “Excluded Taxes”), regardless of the date enacted, adopted or issued.”
d. Section 6.01(a) of the Credit Agreement is hereby amended by replacing the phrase “a consolidated balance sheet of Borrower and its Subsidiaries” appearing therein with the phrase “a consolidated balance sheet of Parent and its Subsidiaries”.
e. Section 6.01(b) of the Credit Agreement is hereby amended by (a) replacing the phrase “a consolidated balance sheet of Borrower and its Subsidiaries” appearing therein with the phrase “a consolidated balance sheet of Parent and its Subsidiaries”; (b) replacing the phrase “cash flows of Borrower and its Subsidiaries” appearing therein with the phrase “cash flows of Parent and its Subsidiaries”; and (c) replacing the phrase “certified by a Responsible Officer of Borrower” appearing therein with the phrase “certified by a Responsible Officer of Parent”.

f. The Credit Agreement is hereby further amended by inserting the following new Section
10.19 therein, which shall read in its entirety as follows:
“10.19 Lender in Individual Capacity. Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Borrower or its Affiliates or Subsidiaries and any other Person party to any Loan Documents as though such Lender were not a Lender hereunder and, in each case, without notice to or consent of the other Lenders or the Administrative Agent hereto. Other Lenders and the Administrative Agent acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Borrower or its Affiliates or Subsidiaries or any other Person party to any Loan Documents that is material and subject to confidentiality obligations in favor of such party, and the other Lenders and the Administrative Agent acknowledge that, in such circumstances, such Lender shall not be under any obligation to provide such information to them.”
g. Schedule 10.02 to the Credit Agreement is amended and restated to read in its entirety as Schedule 10.02 attached hereto.
2. Conditions. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

a.	the execution and delivery of this Agreement by Borrower, the Administrative Agent and each Lender;
b.	the Administrative Agent shall have received, for the account of each Lender, an amendment fee in an amount equal to 0.50% of each such Lender’s Commitment, which amendment fee shall be fully earned when paid and shall be nonrefundable for any reason whatsoever;
c. the Administrative Agent shall have received the Qualified Appraisal pursuant thereto for the Collateral Review Date of July 31, 2012;
d. the truth and accuracy of the representations and warranties contained in Section 3 hereof; and
e. the Administrative Agent shall have received all other documents listed on, and Borrower shall have taken all actions set forth on and satisfy all other conditions precedent listed in the closing checklist attached hereto as Annex A, all in form and substance, or in a manner, reasonably acceptable to the Administrative Agent.

3. Representations and Warranties. Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:
a. the execution, delivery and performance by Borrower of this Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not:
(i) contravene the terms of Borrower’s Organization Documents;
(ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation (other than the Loan Documents) to which Borrower is a party or affecting Borrower or the properties of Borrower or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which Borrower or its property is subject; or
(iii)violate any Law.
b. Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Credit Agreement, as amended hereby;
c. this Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms;
d. after giving effect to this Agreement and the transactions contemplated hereby, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date); and

e. no Default or Event of Default exists or would result from the transactions contemplated by this Agreement.

1.
No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Agreement shall constitute a Loan Document.

2.
Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

3.
Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

4.	Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF WASHINGTON.

5.
Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

6.	Captions. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

7.
Reaffirmation. Borrower as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which Borrower grants liens or security interests in its property (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent Borrower granted liens on or security interests in any of its property pursuant to any such Loan Document as security for Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Borrower hereby acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.

ORAL AGREEMENTS AND ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FORBEAR FROM COLLECTION OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above.

ALASKA AIRLINES, INC.

By: Mark Eliasen

Name: ~~Mark Eliasen~~

Title: ~~Vice President, Finance~~

Treasurer

Signature Page to
First Amendment to Credit Agreement

CITIBANK, N.A., as Administrative Agent

By: /s/ Joseph B. Shanahan
Name: Joseph Shanahan
Title: Director + VP

CITIBANK, N.A., as a Lender

By: /s/ Joseph B. Shanahan
Name: Joseph Shanahan
Title: Director + VP

Signature Page to
First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By: ______________________
Name: M. TYLER BJERKLAND
Title: SVP

Signature Page to
First Amendment to Credit Agreement

UNION BANK, N.A., as a Lender

By: ______________________

Name: Raymond S. Osburn

Title: Vice President

Signature Page to
First Amendment to Credit Agreement

STERLING SAVINGS BANK, as a Lender

By: __________________________
Name: Colin Duffy
Title: Vice Presient

Signature Page to
First Amendment to Credit Agreement

BNP PARIBAS, as a Lender

By: ______________________ Stephanie Klein
Name: Vice President
Title: Aviation Finance Group-Americas

By: ______________________
Name: ______________________
Title: ______________________
Robert Papas
Director
Transportation Group-Aviation Finance

Signature Page to
First Amendment to Credit Agreement

SCHEDULE 10.02
ADMINISTRATIVE AGENT’S OFFICE, CERTAIN ADDRESSES FOR NOTICES
ALASKA AIRLINES, INC.
19300 International Boulevard Seattle, WA 98188 Attention: Vice President/Finance and Treasurer Telephone: (206) 392-5189 Telecopier: (206) 392-5007 Electronic Mail: mark.eliasen@alaskaair.com Website Address: www.alaskaair.com
ADMINISTRATIVE AGENT: (for payments and Requests for Borrowings):
For Borrower Inquiries:
Citibank, N.A. 1615 Brett Road Building III New Castle, DE 19720 Attention: Annemarie Pavco Telephone: 302-323-2475 Telecopier: 212-994-0961 Electronic Mail: Annemarie.E.Pavco@citi.com
Account No.: 3685-2248 Account Name: Medium Term Finance Ref: Alaska Airlines, Inc. ABA# 021-000-089
For Lender Inquiries:
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Citibank, N.A. 1615 Brett Road Building III New Castle, DE 19720 Attention: Investor Relations Team
Telephone: 302-894-6010 Telecopier: 212-994-0961 Electronic Mail: global.loans.support@citi.com
For Disclosure and Compliance Documents:
Electronic Mail: oploanswebadmin@citi.com
Other Notices to Administrative Agent:
Citibank, N.A. 388 Greenwich Street, 34th Floor New York, NY 10013 Attn: Thomas Hollahan Telephone No.: (212) 816-5143 Facsimile No.: (646) 291-1712 Electronic Mail: thomas.hollahan@citi.com and Attn: Joseph Shanahan Telephone No.: (212) 816-5426 Facsimile No.: (646) 291-5975 Electronic Mail: joseph.b.shanahan@citi.com
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ANNEX A CLOSING CHECKLIST for FIRST AMENDMENT TO CREDIT AGREEMENT by and among ALASKA AIRLINES, INC., as Borrower,
CITIBANK, N.A., as Administrative Agent, and THE LENDERS PARTY THERETO
August 30, 2012
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Set forth below is a Closing Checklist, which lists documents and information to be delivered in connection with the First Amendment to Credit Agreement (the “Amendment”) listed herein as Document No. 1 and the transactions contemplated thereunder. Each capitalized term used but not defined herein shall have the meaning ascribed to such term in that certain Credit Agreement (as amended by the Amendment, the “Credit Agreement”), dated as of March 31, 2010 , by and among Borrower, Administrative Agent and the Lenders. All documents are to be dated as of August 30, 2012 unless otherwise indicated.

Parties / Counsel	Reference
Alaska Airlines, Inc., an Alaska corporation	“Borrower”
Bank of America, N.A.	“Bank of America”
BNP Paribas	“BNP”
Citibank, N.A.	“Administrative Agent or “Citi”
Sterling Savings Bank	“Sterling”
Union Bank, N.A.	“Union Bank”
Daugherty Fowler Peregrin Haught & Jenson (FAA Counsel to Borrower)	“DFPHJ”
Latham & Watkins LLP (Counsel to Agent and Lenders)	“Latham”
Davis Wright Tremaine (Counsel to Borrower)	“DWT”
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Document
A. CREDIT DOCUMENTS
1. First Amendment to Credit Agreement
a. Schedule 10.02 – Administrative Agent’s Office, Certain Addresses for Notices
b. Annex A – Closing Checklist
2. Notes –Sterling, Union Bank and BNP Paribas
B. COLLATERAL AND OTHER DOCUMENTS
3. FAA and International Registry search results
4. UCC searches
5. Certificate of Insurance, together with applicable endorsements, designating Administrative Agent as loss payee and additional insured
6. First Amendment to Aircraft Chattel Mortgage and Security Agreement
C. CORPORATE MATTERS, CERTIFICATES AND APPRAISALS
7. Secretary’s Certificate for Borrower, certifying and attaching :
a. Articles of Incorporation
b. Bylaws
c. Good Standing Certificate
d. Resolutions
e. Incumbency
8. Qualified Appraisal for the Collateral Review Date of July 31, 2012
D. OTHER ITEMS
9. Opinions of Counsel
a. Internal Counsel of Borrower
b. DWT
c. DFPHJ
10. Assignment and Assumption Agreement from BNP Paribas to Union Bank
11. Assignment and Assumption Agreement from Bank of America to Sterling
12. Assignment and Assumption Agreement from Citi to Union Bank
13. Assignment and Assumption Agreement from Bank of America to Union Bank
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